UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2017

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

Amendment to Memorandum of Understanding

On July 31, 2017, 2017 Magellan Gold Corporation (the “Company) signed Amendment No. 1 to a Memorandum of Understanding dated March 3, 2017 by and among the Company and ROSE PETROLEUM, plc and its wholly-owned subsidiary MINERALES VANE S.A. de C.V. (“VANE”) (collectively “Rose”) (the “Amendment to MOU”).  A copy of Amendment to MOU is filed herewith as Exhibit 10.1.

Under the terms of the Amendment to MOU, the Company’s option to purchase the SDA Mill was extended subject to certain terms and conditions.

Consummation of the SDA Mill acquisition is subject to numerous conditions. There can be no assurance that the purchase of the mill will be completed.

ITEM 7.01REGULATION FD DISCLOSURE

On August 1, 2017 the Company issued a press release announcing the Amendment to MOU noted at Item 1.01 of this Report.  A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

Item	Title

10.1	Amendment No. 1 to Memorandum of Understanding
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: August 1, 2017	By: /s/ W. Pierce Carson W. Pierce Carson, President